UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2015

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As disclosed in Item 5.07 below, on June 23, 2015, the stockholders of Global Eagle Entertainment Inc. (the “Company”) approved an amendment and restatement of the Company’s 2013 Equity Incentive Plan, as amended (the “Incentive Plan”), which increases the number of shares of the Company’s common stock available for grant thereunder by 1,500,000 (the “Amendment”). The Amendment was approved by the Board of Directors of the Company on April 30, 2015, subject to the approval of the stockholders.

A description of the material terms of the Incentive Plan, as amended, is set forth under the heading “The Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”), which description is hereby incorporated into this Item 5.02 by reference. The description of the Incentive Plan, as amended, is qualified in its entirety by reference to the full text of the Incentive Plan, as amended, which is set forth in Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 23, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) Below is a summary of the final voting results on the proposals considered and voted upon at the Annual Meeting.

1. Election of Directors

The following persons were duly elected as Class I directors of the Company for three-year terms which will expire at the Company’s Annual Meeting of Stockholders in 2018, or until their successors are duly elected and qualified. The table below sets forth the voting results for each nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey E. Epstein	51,057,246	8,116,449	9,559,299
Jeffrey A. Leddy	51,513,788	7,659,907	9,559,299
Stephen Hasker	59,011,400	162,295	9,559,299

2. Approval of the Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan

At the Annual Meeting, the Company’s stockholders voted to approve the Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan, which increases the number of shares of the Company’s common stock available for grant under the Incentive Plan by 1,500,000. Set forth below are the results of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment	53,045,451	6,126,479	1,765	9,559,299

3. Advisory Vote to Approve Executive Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. Set forth below are the results of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers	59,078,930	92,000	2,765	9,559,299

1

4. Ratification of Auditors

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Set forth below are the results of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2015	68,697,108	27,524	8,362

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (incorporated by reference to Appendix A to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 30, 2015).

99.1	The section entitled “The Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” appearing in the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 30, 2015).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

Dated: June 29, 2015	By:	/s/ Jay Itzkowitz
Name: Jay Itzkowitz
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Form 8-K]

3

EXHIBIT INDEX

10.1	Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (incorporated by reference to Appendix A to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 30, 2015).

99.1	The section entitled “The Amended and Restated Global Eagle Entertainment Inc. 2013 Equity Incentive Plan” appearing in the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 30, 2015).

4